LIMITED POWER OF ATTORNEY

      I, Terrence P. Horan, hereby constitute and appoint each of ANGELA M. PLA and
ROBERT K. BIGGART, with full powers of substitution or revocation, to serve as my
Attorneys-In-Fact and Agents to exercise the powers and discretions set forth below:

      1. To execute on my behalf any and all Securities and Exchange Commission
("SEC") (i) forms required to secure and maintain EDGAR access codes; (ii) Forms 3, 4 and
5 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"), and the rules thereunder, relating to the disclosure of my beneficial ownership of securities in Fortune Brands Home & Security, Inc. (the "Company"); and (iii)
Forms 144 in accordance with the Securities Act of 1933, as amended (the "Securities Act"), and the rules thereunder, relating to my transactions in the securities of the Company; and

      2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, 5 or Form 144 and timely file such form with the SEC and any stock exchange or similar authority and take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned.
      The undersigned hereby grants to each such attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act or Rule 144 of the Securities Act.
      This Power of Attorney shall at all times be binding with respect to all actions taken by the attorney-in-fact in accordance with the terms of this Power of Attorney.  The powers granted by this Power of Attorney shall begin on January 1, 2014 and shall continue in full force and effect until the undersigned is no longer required to file Section 16 Reports with respect to the equity securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

      I, Terrence P. Horan, have executed this Limited Power of Attorney on this _10th __
day of December, 2013.

            /s/ Terrence P. Horan
            Terrence P. Horan